UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2017

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2017, Corporate Office Properties Trust (the “Company”) amended Article VI, Section 6.1 of its Amended and Restated Declaration of Trust to increase the number of shares of beneficial interest authorized to be issued from 150,000,000 to 175,000,000 and the number of common shares of beneficial interest authorized to be issued from 125,000,000 to 150,000,000.

The foregoing summary is qualified in its entirety by reference to the amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 8.01              Other Events.

On October 30, 2017, the Company announced that it priced an offering (the “Offering”) of 8,000,000 of its common shares of beneficial interest (the “Shares”), par value $0.01 per share (as increased by up to 1,200,000 additional shares pursuant to the option described below). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

In connection with the Offering, the Company entered into (i) a forward sale agreement, dated October 30, 2017, (the “Forward Sale Agreement”) with Wells Fargo Bank, National Association (the “Forward Purchaser”) and (ii) an underwriting agreement, dated October 30, 2017 (the “Underwriting Agreement”) by and among the Company, Corporate Office Properties, L.P., a Delaware limited partnership, the Forward Purchaser, the Forward Seller (as defined below) and Wells Fargo Securities, LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters listed therein (the “Underwriters”). Under the Forward Sale Agreement, the Company has agreed to sell to the Forward Purchaser the same number of Shares sold by an affiliate of the Forward Purchaser (the “Forward Seller”) to the Underwriters for sale in the underwritten public offering (subject to the Company’s right to elect cash or net share settlement of the Forward Sale Agreement). In addition, on October 31, 2017 the Underwriters notified the Company that they exercised their option in full to purchase an additional 1,200,000 Shares and the Company and the Forward Purchaser entered into an additional forward sale agreement (the “Additional Forward Sale Agreement,” and collectively with the Forward Sale Agreement, the “Forward Sale Agreements”) with respect to such additional Shares.

In connection with the Forward Sale Agreements, the Forward Seller is expected to borrow from third-party lenders and sell to the Underwriters up to 9,200,000 Shares at the close of the Offering. The Company is required to issue and sell to the Underwriters Shares in certain circumstances where the Forward Seller does not borrow and sell the full amount of such Shares to the Underwriters.

Settlement of the Forward Sale Agreements will occur on one or more dates occurring no later than approximately 18 months after the date of the prospectus supplement relating to the Offering. Upon any physical or net share settlement of the Forward Sale Agreements, the Company will issue and deliver to the Forward Purchaser Shares in exchange for cash proceeds per share equal to the forward sale price, which will initially be $29.76 (which was the public offering price in the Offering, less underwriting discounts and commissions), and will be subject to certain adjustments as provided in the Forward Sale Agreements. The Company may, in certain circumstances, elect cash or net share settlement for all or a portion of its obligations under the Forward Sale Agreements. Upon the occurrence of certain acceleration events, the Forward Purchaser will have the right to accelerate each Forward Sale Agreement and require the Company to physically settle that Forward Sale Agreement on a date specified by the Forward Purchaser.

The Company intends to use any net proceeds that it receives upon settlement of the Forward Sale Agreements described above or upon any issuance and sale to the Underwriter of Shares in the Offering to fund development of the buildings the Company plans to develop over the next 18 months and for general corporate purposes.

The Offering is described in the prospectus supplement of the Company, dated October 30, 2017, together with the related prospectus, filed with the Securities and Exchange Commission (the “Commission”) on April 12, 2016.

The Underwriting Agreement and Forward Sale Agreements contain various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement, the Forward Sale Agreement and the Additional Forward Sale Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, the Forward Sale Agreement and the Additional Forward Sale Agreement, which are filed as Exhibits 1.1, 10.1 and 10.2 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

This Current Report on Form 8-K may be deemed to include forward-looking statements, which are based on current expectations and assumptions and are subject to a number of risks and uncertainties. Certain important risk factors are identified in the Company’s reports filed with the Commission, including the “Risk Factors” section in the most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Commission.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of October 30, 2017, by and among Corporate Office Properties Trust, Corporate Office Properties, L.P., the Forward Counterparty named therein, the Forward Seller named therein and Wells Fargo Securities, LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Underwriters and as representatives of other underwriters listed therein.

3.1	Articles of Amendment of Amended and Restated Declaration of Trust.

5.1	Opinion of Saul Ewing Arstein & Lehr LLP

8.1	Tax Opinion of Morgan, Lewis & Bockius LLP

10.1	The Forward Sale Agreement, dated as of October 30, 2017, by and between Corporate Office Properties Trust and Wells Fargo Bank, National Association.

10.2	The Additional Forward Sale Agreement, dated as of October 31, 2017, by and between Corporate Office Properties Trust and Wells Fargo Bank, National Association.

23.1	Consent of Saul Ewing Arstein & Lehr LLP (included in Exhibit 5.1)

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1)

99.1	Press release of Corporate Office Properties Trust, dated October 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2017

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Anthony Mifsud
Name: Anthony Mifsud
Title: Executive Vice President and Chief Financial Officer